UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 2, 2012

MModal Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35069	98-0676666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9009 Carothers Parkway

Franklin, Tennessee 37067

(Address of Principal Executive Offices) (Zip Code)

(866) 295-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 2, 2012, MModal Inc., a Delaware corporation (the “Company”), entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated as of July 2, 2012, by and among Legend Parent, Inc., a Delaware corporation (“Parent”), Legend Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company.

Pursuant to the Amendment, it is no longer a condition precedent to the completion of Merger Sub’s pending tender offer that Parent (either directly or through its subsidiaries) receive any debt financing proceeds. In addition, the Amendment provides Merger Sub with the right to extend (or re-extend) the tender offer and the expiration date of the tender offer for one or more periods, in consecutive increments of up to ten business days each, the length of each such period to be determined by Parent in its sole discretion (or such longer period as Parent and the Company may mutually agree) to the extent (i) all of the conditions of the tender offer have been satisfied or waived by Merger Sub or Parent (to the extent waivable in accordance with the terms of the Merger Agreement) and (ii) the proceeds of the committed debt financing have not been received by Parent (either directly or through its subsidiaries) and the lenders party to the debt commitment letter have not definitively and irrevocably confirmed to Parent and Merger Sub that the proceeds of the committed debt financing in an amount sufficient to consummate the tender offer, the merger and the other transactions contemplated by the Merger Agreement will be available at the offer closing on the terms and conditions set forth in the debt commitment letter.

The tender offer is scheduled to expire at 11:59 p.m., New York City time, on Monday, August 13, 2012, unless further extended, and remains subject to the other conditions described in the tender offer materials previously filed with the Securities and Exchange Commission (the “SEC”).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Important Additional Information and Where to Find It

This Current Report on Form 8-K (this “Current Report”) is neither an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of the Company or any other securities. On July 17, 2012, affiliates of One Equity Partners (“OEP”) filed a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, with the SEC. Thereafter, the Company filed a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. The offer to purchase shares of the Company’s common stock is only being made pursuant to the offer to purchase, the letter of transmittal and related documents filed with such Schedule TO. Investors and security holders are urged to read both the tender offer statement (including an offer to purchase, a related letter of transmittal and the other offer documents) and the solicitation/recommendation statement regarding the tender offer, as they may be amended from time to time, because they contain important information that should be read carefully before making any decision with respect to the tender offer. The tender offer statement has been filed with the SEC by affiliates of OEP, and the solicitation/recommendation statement has been filed with the SEC by the Company. Investors and security holders may obtain a free copy of these statements, the merger agreement and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the information agent for the tender offer. In addition, the tender offer statement and related documentation may be obtained for free by directing such requests to Georgeson Inc., 199 Water Street, 26th Floor, New York, New York 10038, Toll-Free Telephone: (888) 505-6583 or email: MModal@georgeson.com, and the solicitation/recommendation statement and related documents may be obtained for free by directing such requests to the Company at Investor Relations, 9009 Carothers Parkway, Suite C-2, Franklin, Tennessee, or ir@mmodal.com.

Forward-Looking Statements

Information provided and statements contained in this Current Report that are not purely historical, such as statements regarding expectations about the tender offer or future business plans, prospective performance and opportunities, the expected timing of the completion of the transaction and the ability to complete the transaction considering the various closing conditions, are forward-looking statements within the meaning of Section 27A of the

Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this Current Report, and the Company assumes no obligation to update the information included in this Current Report. Statements made in this Current Report that are forward-looking in nature may involve risks and uncertainties. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, the possibility that the transaction does not close, the risk that business disruption relating to the transaction may be greater than anticipated, the failure to obtain any required financing on favorable terms and other specific risk factors discussed herein and in other releases and public filings made by the Company (including filings by the Company with the SEC). Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this Current Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of August 2, 2012, by and among Legend Parent, Inc., Legend Acquisition Sub, Inc. and MModal Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MModal Inc.

	By:	/s/ Kathryn F. Twiddy
Date: August 2, 2012		Kathryn F. Twiddy, Chief Legal Officer

Exhibit Index

Exhibit No.	Description of Exhibit

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of August 2, 2012, by and among Legend Parent, Inc., Legend Acquisition Sub, Inc. and MModal Inc.